UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 22, 2008
                                                ----------------
                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
    of incorporation)         File Number)   Identification No.)

  110 W. Taylor Street, San Jose, California           95110
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(Address of principal executive offices)             (Zip Code)

                           (408) 279-7800
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         Registrant's telephone number, including area code

                            Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On October 22, 2008, SJW Corp. (the "Company") announced its financial results for the quarter ended September 30, 2008. A copy of the press release announcing these financial results is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

(c) Bonnie Schmidt, age 59, has been appointed Controller of San
Jose Water Company, a wholly owned subsidiary of SJW Corp., effective October 22, 2008. In such capacity, Ms. Schmidt will serve as the principal accounting officer.

Prior to joining San Jose Water Company, Ms. Schmidt served as a financial consultant since 2007. In such capacity, Ms. Schmidt assisted companies with audit requirements and financial reporting and also supported companies in the capacity of interim controller. Ms. Schmidt was the Vice President of Finance & Controller for Siemens Medical Solutions USA Inc. (Ultrasound Division) from 2001 until 2006. Prior to that, she held positions of Vice President and Chief Financial Officer for Siemens Power & Distribution Systems, Inc. from 1999 until 2001 and Vice President and Corporate Controller for Siemens Medical Solutions USA Inc. (Corporate) from 1998 until 1999. Ms. Schmidt has a MBA degree from the University of San Francisco and is a certified public accountant.

Ms. Schmidt will receive an annual base salary of $175,000, and her annual performance-based target bonus is $15,000 (pro-rated for the 2008 calendar year). The actual bonus each year may range from zero to 150 percent of target depending on corporate and individual performance. Ms. Schmidt will also be eligible for participation in San Jose Water Company's employee benefit programs and may also become entitled to certain severance benefits under SJW Corp.'s Executive Severance Plan in the event her employment terminates under certain defined circumstances in connection with a change in control of SJW Corp. The principal features of the Executive Severance Plan are summarized in the Proxy Statement filed by the Company on March 11, 2008.

(e)	On October 22, 2008, David A. Green, the Company's Chief
Financial Officer and Treasurer, was selected by the Executive Compensation Committee of the Company's Board of Directors to participate in San Jose Water Company's Cash Balance Executive Supplemental Retirement Plan, effective as of January 1, 2009. The principal features of the Cash Balance Executive Supplemental Retirement Plan are summarized in the Form 8-K filed by the Company on July 24, 2008, and a copy of the plan document is attached as Exhibit 10.2 to that Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number     Description of Document
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99.1   	   Press Release issued by SJW Corp., dated October 22,
           2008, announcing the Third Quarter Financial Results.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SJW Corp.
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October 22, 2008            /s/ David A. Green
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                            David A. Green, Chief Financial
                            Officer and Treasurer

Exhibit
Number     Description of Document
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99.1   	   Press Release issued by SJW Corp., dated October 22,
           2008, announcing the Third Quarter Financial Results.